Investments - Company's Combined Proportionate Share of Major Components of Financial Statements (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Equity Method Investments and Joint Ventures [Abstract]
Current assets	$ 2,478	$ 905
Non-current assets	4,450	756
Current liabilities	2,329	806
Long-term liabilities	1,268	335
Sales	5,009	3,168
Cost of goods sold, expenses and income taxes	4,668	2,886
Net income	$ 341	$ 282